Tortoise Electrification Infrastructure ETF
Schedule of Investments
February 28, 2026 (Unaudited)

COMMON STOCKS - 83.1%	Shares	Value
Canada Crude Oil Pipelines - 2.1%
Enbridge, Inc.	56,105	$2,981,420

Canada Natural Gas Infrastructure - 1.0%
Rockpoint Gas Storage, Inc. - Class A	69,862	1,452,503

Canada Natural Gas/Natural Gas Liquids Pipelines - 4.9%
TC Energy Corp.	105,430	6,786,529

United States Data Center Infrastructure - 1.5%
Core Scientific, Inc. (a)(b)	60,315	1,023,546
Fermi, Inc. (a)	101,992	1,016,860
		2,040,406

United States Local Distribution Companies - 6.3%
CenterPoint Energy, Inc.	113,548	4,939,338
NiSource, Inc.	81,871	3,872,498
		8,811,836

United States Natural Gas Gathering/Processing - 1.1%
Hess Midstream Partners LP - Class A	39,047	1,510,338

United States Natural Gas/Natural Gas Liquids Pipelines - 12.0%
DT Midstream, Inc.	34,673	4,813,999
ONEOK, Inc.	54,095	4,477,443
The Williams Companies, Inc.	100,888	7,538,352
		16,829,794

United States Renewables and Power Infrastructure - 54.2%
Clearway Energy, Inc. - Class C	180,924	6,931,198
CMS Energy Corp.	36,408	2,842,373
Constellation Energy Corp. (b)	29,140	9,612,703
DTE Energy Co.	22,052	3,268,988
Entergy Corp.	71,588	7,667,791
Evergy, Inc.	83,829	7,013,134
NextEra Energy, Inc.	45,574	4,273,474
NRG Energy, Inc. (b)	41,012	7,339,508
Sempra Energy	45,267	4,357,854
Southern Co.	43,199	4,206,719
Talen Energy Corp. (a)(b)	4,084	1,515,041
Vistra Corp. (b)	41,800	7,268,602
WEC Energy Group, Inc.	35,285	4,126,934
Xcel Energy, Inc.	63,479	5,291,609
		75,715,928
TOTAL COMMON STOCKS (Cost $96,711,512)		116,128,754

MASTER LIMITED PARTNERSHIPS - 15.6%	Units	Value
United States Natural Gas Gathering/Processing - 1.3%
Western Midstream Partners LP	43,699	1,817,441

United States Natural Gas/Natural Gas Liquids Pipelines - 9.7%
Energy Transfer LP	500,661	9,432,453
Enterprise Products Partners LP	115,400	4,170,556
		13,603,009

United States Refined Product Pipelines - 4.6%
MPLX LP	107,639	6,344,243
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $13,457,203)		21,764,693

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.3%	Shares	Value
First American Government Obligations Fund - Class X, 3.60% (c)	1,852,838	1,852,838
TOTAL MONEY MARKET FUNDS (Cost $1,852,838)		1,852,838

TOTAL INVESTMENTS - 100.0% (Cost $112,021,553)		139,746,285
Other Assets in Excess of Liabilities - 0.0% (d)		56,190
TOTAL NET ASSETS - 100.0%		$139,802,475

Percentages are stated as a percent of net assets.

LP - Limited Partnership

(a)	Non-income producing security.
(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)	The rate shown represents the 7-day annualized yield as of February 28, 2026.
(d)	Represents less than 0.05% of net assets.

Tortoise Electrification Infrastructure ETF
Schedule of Written Options
February 28, 2026 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Call Options - (0.1)% (a)(b)
Constellation Energy Corp., Expiration: 03/20/2026; Exercise Price: $380.00	$(9,599,508)	(291)	$(55,290)
Core Scientific, Inc., Expiration: 03/20/2026; Exercise Price: $25.00	(1,023,291)	(603)	(15,678)
NRG Energy, Inc.
Expiration: 03/20/2026; Exercise Price: $207.50	(17,896)	(1)	(138)
Expiration: 03/20/2026; Exercise Price: $210.00	(7,319,464)	(409)	(60,327)
Talen Energy Corp.
Expiration: 03/20/2026; Exercise Price: $460.00	(741,940)	(20)	(1,950)
Expiration: 03/20/2026; Exercise Price: $470.00	(741,940)	(20)	(1,000)
Vistra Corp., Expiration: 03/20/2026; Exercise Price: $215.00	(730,338)	(42)	(1,890)
TOTAL WRITTEN OPTIONS (Premiums received $91,392)			$(136,273)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of February 28, 2026 (Unaudited)

Tortoise Electrification Infrastructure ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$116,128,754	$–	$–	$116,128,754
Master Limited Partnerships	21,764,693	–	–	21,764,693
Money Market Funds	1,852,838	–	–	1,852,838
Total Investments	$139,746,285	$–	$–	$139,746,285

Liabilities:
Investments:
Written Options	$(2,890)	$(133,383)	$–	$(136,273)
Total Investments	$(2,890)	$(133,383)	$–	$(136,273)

Refer to the Schedule of Investments for further disaggregation of investment categories.